SB Financial Group, Inc.

NASDAQ: SBFG

November 2014

Today's Objective

- Performance of SB Financial Group, Inc.
  - Trends-Key Performance Metrics
  - Median and Top-Quartile Peer Group

Safe Harbor Statement

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

Our Vision

Our Vision over the next three years is to become a high-performing (75th percentile) independent financial services company set apart by our passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve.

Corporate Overview

- NASDAQ: SBFG
- Headquartered in Defiance, Ohio
- 200 Staff Members
- Operations:
  - 16 Full-Service Banking Offices
  - Three Loan Production Offices
  - IP (Lansing, Michigan)
- Full Range of Financial Services:
  - Retail and Commercial Banking
  - Mortgage Banking
  - Wealth Management/Brokerage
  - Item Processing Services
- 4.9 million Common Shares outstanding
- Market Cap of $44 million
  ($9.00/share 10/31/2014)



State Bank Offices
Loan Production Offices
Detroit
Toledo
Columbus
Michigan
Indiana
Ohio
Angola
Steuben
Williams
Fulton
Lucas
Wood
Defiance
Fort Wayne
Allen
Paulding
Allen
Lima
Franklin

sb financial group

Our Organization & Leadership


SB Financial Group
State Bank
RDSI/DCM

Corporate Leadership

- Mark Klein – President and CEO
- Tony Cosentino – EVP and CFO
- Jon Gathman, EVP and Senior Lender
- Keeta Diller – SVP, Corporate Secretary
  (Director of Operations – State Bank)

Regional Leadership

- David Homoelle – Regional President, Columbus
- John Kendzel – Regional President, Toledo
- Ryan Miller – Regional President, Fulton/Williams Counties
- Kent Maggard – SVP Regional Executive, Fort Wayne
- Jeff Starner – SVP Regional Executive, Defiance

Retail Banking

- Laura Kline—SVP Client Experience Officer
- Kristen Nusbaum—SVP Chief Deposit Officer

RDSI/DCM

- Yvonne Swayze-VP Operations
- Bill Brandt-Outside Sales

Wealth Management

- David Anderson – EVP Chief Wealth Management Officer
- David Bell – EVP Retirement Services Manager
- Craig Kuhlman – EVP Chief Trust Officer

Mortgage Banking

- Pam Benedict-SVP RRE Manager-NW Ohio/NE Indiana
- Steve Watson-SVP RRE Manager-Columbus

Top-Quartile Performance Metrics

	SBFG 2013	Peer Group Top Quartile* 2013	Peer Group Median* 2013	SBFG 2012	SBFG 2011
Return On Assets	0.81%	0.97%	0.72%	0.75%	0.26%
Net Interest Margin	3.75	3.89	3.59	3.76	3.81
Non-interest Income/Avg. Assets	2.19	1.19	0.79	2.33	1.83
Efficiency Ratio	74.43	66.18	70.57	75.48	82.38
Non-Interest Expense/Avg. Assets	4.14	2.76	3.08	4.31	4.49
NPAs/Assets	1.14	1.40	2.26	1.40	1.60
Tangible Common Equity	6.33	10.50	8.81	5.70	4.85
Risk-Based Capital Ratio	13.39	18.40	16.40	12.17	11.35

* Peer group consists of SNL 2013 data for 62 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

sb financial group

Corporate Activity


Expansions
Lima – Purchased Two offices-Liberty
Toledo – Purchased Exchange Bank
Fort Wayne, IN - LPO to Full Service
Dublin - LPO
Angola, IN - LPO
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Lansing, MI – DCM
Williams County – Purchased National Bank of Montpelier
New Albany - LPO

Corporate Activity



Office Closures
Holland office - Exchange Bank
Montpelier office
Ney office
Chief In-Store
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Eastside Defiance
Elida Road Lima
West Unity Office

- Annual savings: $1 Million
- Average Deposits/Office: $33 Million

SBFG – Unique Qualities

- Leveraging our Business-Line Expertise
  - Commercial Banking
  - Residential Lending
  - Wealth Management
- Optimizing our Delivery Channels
  - Regional Leadership
- Scale our Brand
  - Holistic Client Care
- Balanced Net Income
  - High Marginal Revenue Segments

2013 Net Income
$5.2 million

2013 Assets under Our Management $1.6 Billion

Comprised of:
- $632 MM Commercial Bank
- $606 MM Residential Sold Portfolio
- $346 MM Wealth Management

Net Income Contributions



Residential Real Estate
$2.6MM / 51%
Banking
$1.7MM / 33%
WM (incl. brokerage
$826M / 16%

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

sb financial group

Increase Profitability Through Ongoing Diversification of Revenue Streams

- Non-Interest Income to Total Revenue at 40% (95th Percentile)
- Peer Median 20%, Top Quartile 26%
- Earnings Momentum with Greater Scale


2013 Non-Interest Income
$14.0 million
Service Fees
18.4% / $2.6 MM
Wealth Management
18.9% / $2.7 MM
Item Processing
10.7% / $1.5 MM
Other
7.1% / $0.9MM
Mortgage Banking
44.9% / $6.3MM

Increase Profitability Through Ongoing Diversification of Revenue Streams



Total Revenue
$60
$50
$40
$30
$20
$10
$0
Millions
$50.30
$40.78
$34.57
$35.58
$34.86
$31.85
2009
2010
2011
2012
2013
2Q2014 (Annualized)
$6
$5
$4
$3
$2
$1
$-
Dollars of Net Income (Millions)
RDSI
Other
Mortgage
Service Charges
Wealth Management
Net Interest Margin
Net Income

sb financial group

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

sb financial group

Strengthen Presence in All Markets Served

Growth Markets

- Defiance
  - Enhance and maintain our high deposit and commercial lending market share
- Columbus
  - Retail expansion progressing
    - New banking center in Dublin, OH
  - Significant number of mortgage households with limited relationships
- Toledo
  - Fully staffed with commercial lending, wealth management and retail locations



180,000
150,000
120,000
90,000
60,000
30,000
-
Total Loans – Dollars ($000s)
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Growth Percentage
166,480
101,779
83,990
29.6%
5.2%
4.0%
Defiance
Columbus
Toledo
Total Loans
YTD 2Q2014 Growth Percentage

Strengthen Presence in All Markets Served



Organic Loan Growth-All Markets
Dollars in Millions
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2009
2010
2011
2012
2013
2Q2014 Ann.
Defiance/Paulding
Lima
Toledo
Columbus
Ft. Wayne
Fulton/Williams

Strengthen Presence in All Markets Served



Mortgage Banking
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Gain on Sale ($000s)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Total $ Originations ($000s)
2009
2010
2011
2012
2013
2Q2014 Ann
Gain on Sale-NW Ohio
Gain on Sale-Columbus
Total $ Originations

sb financial group

Balance Sheet: Strength & Diversity

Total Assets = $632 Million


Cash & Due, 2%
Securities, 15%
Other, 6%
Intangibles, 3%
Loans (Net) and HFS, 74%

Loan Portfolio = $477 Million


HELOC, 8%
1-4 Family RE, 21%
C&D, 3%
Consumer & Other, 2%
Multi-Family RE, 11%
C&I, 18%
Agriculture, 8%
CRE – Owner Occupied, 8%
CRE – Investor Owned, 21%

Data as of 12/31/2013

Loan to Deposit June 2014 – 96%
Top Quartile

sb financial group

Balance Sheet: Strength & Diversity

Deposit Mix: Strong Local Presence


Borrowings, 9%
Other, 1%
Capital, 8%
Deposits, 82%

Deposit Portfolio = $518 million


Non-Interest DDA, 16%
NOW, 23%
Savings, 12%
MMDA, 15%
Time, 34%

Non-maturity deposits = 66% of total deposits

Weighted average cost of deposits = 46 bps

Data as of 12/31/2013

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

sb financial group

Expand Product Utilization by New and Existing Customers



Services and Households
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Total Services
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Total Households
23,730
24,067
26,015
26,716
27,196
27,910
57,328
58,548
61,982
64,093
68,127
68,659
2009
2010
2011
2012
2013
2Q2014
Total Services
Total Households

Increase in total number of services from 2009 to 2014--20%
Increase of households from 2009 to 2014—18%

Expand Product Utilization by New and Existing Customers



Households
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Percentage of Households
30,000
25,000
20,000
15,000
10,000
5,000
-
Total Households
88.45%
87.21%
80.68%
78.56%
77.25%
77.52%
11.55%
12.79%
19.32%
21.44%
22.75%
22.48%
2009
2010
2011
2012
2013
2Q2014
3 Services or less HHs
4 Services or more HHs
Total HHs

sb financial group

Expand Product Utilization by New and Existing Customers



Referrals
3000
2500
2000
1500
1000
500
0
2,242
1,050
1,941
872
2,328
839
2,158
954
2,683
1,100
1,932
864
Gross
Closed
2009
$86.9MM
2010
$60.4MM
2011
$64.8MM
2012
$78.3MM
2013
$59.9MM
2Q2014
$35.6MM
Annualized

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

sb financial group

Deliver Gains in Operational Excellence

- Closed 7 offices in 9 years
- Noninterest Expense down 16% from 2011


SB Financial Total Noninterest Expense – 5 YR
Total Noninterest Expense ($000s)
Total Number of Offices
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
20
18
16
14
12
10
8
6
4
2
0
19
18
18
18
17
16
44,843
52,308
30,253
27,484
26,511
25,410
2009
2010
2011
2012
2013
2Q2014 Ann
Total Noninterest Expense
# of Offices

sb financialgroup

Deliver Gains in Operational Excellence

- Acceleration of electronic transactions versus in-store transactions



Electronic Transactions vs In-Store Transactions
Electronic Transactions per Year
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
In-Store Transactions per Year
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2009
2010
2011
2012
2013
45.3% increase since 2009
Electronic Transactions
In-Store Transactions

Deliver Gains in Operational Excellence


Mortgage Servicing Portfolio
$ of Loans Serviced ($000s)
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Number of Loans Serviced
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2009
2010
2011
2012
2013
2Q2014
$204,810
$328,435
$402,062
$528,086
$605,993
$627,215
1,753
2,606
3,161
3,988
4,549
4,710
Servicing Portfolio
Number of Loans Serviced

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

Sustain Asset Quality



Non-Performing Assets/Total Assets
Percentage
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.27
2.26
1.60
1.40
1.14
0.93
2.67
3.03
2.66
2.77
2.26
1.91
1.95
1.72
1.88
1.69
1.40
1.26
2009
2010
2011
2012
2013
Q2 2014
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL June 2014 data for 62 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Sustain Asset Quality

- Since 2011, Net Charge-Offs better than Peer Median
- Nearing Top-Quartile Performance
- Proactive Portfolio Management



NCOs/Avg. Loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2009
2010
2011
2012
2013
2Q2014
SBFG
Peer Median*
Top Quartile*

* Peer group consists of SNL June 2014 data for 62 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

sb financial group

Sustain Asset Quality

- Reserve $6.6MM
- NPAs $6.2MM
- Three relationships comprise 31% ($1.9MM) of Total Non-Performing Assets
- Peer Median 49.46%, Top Quartile 69.25%



Reserves/NPAs (%)
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
31.94%
44.98%
64.87%
76.27%
96.27%
106.16%
2009
2010
2011
2012
2013
2Q2014
Reserves/NPAs (%)

* Peer group consists of SNL June 2014 data for 62 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Our Performance – Strategic Initiatives

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

sb financial group

Overview of Preferred Share Offering

Offering Overview

Securities Offered:	1,500,000 depositary shares, each representing a 1/100th interest in a Series A Preferred Share
Price per Depositary Share:	$10.00
Offering Range:	Minimum of $10,000,000 and maximum of $15,000,000
Dividends:	6.50% per annum paid quarterly, non-cumulative
Maturity:	No maturity date
Redemption:	No redemption
Voting Rights:	None (except for certain matters impacting the Series A Preferred Shares)
Conversion Price:	$10.34 (17.5% premium over 11/5/2014 close of $8.80)
Conversion Date:	Non-call 5 years
Expected Exchange Symbol*:	SBFGP
Bookrunning Manager:	Keefe, Bruyette & Woods, Inc.

* The Company has applied for the depositary shares to be listed on NASDAQ Capital Market. If approved, trading is expected to commence within 30 days of the initial issuance.

sb financial group

Community Invitation

An investment in the depositary shares is subject to investment risks, including possible loss of the principal invested. This is not an offer to sell or a solicitation of an offer to buy the depositary shares. The offer is made only by the prospectus. The depositary shares are not savings accounts, deposits or other obligations of any bank, thrift or other depositary institution and are not insured or guaranteed by the FDIC or any other governmental agency or instrumentality.

You're Invited!

You are cordially invited to an informational meeting to learn more about the offering of SB Financial Group, Inc. depositary shares and the business of SB Financial Group, Inc. and its subsidiaries, including The State Bank and Trust Company.

Senior officers of SB Financial Group, Inc. will present information and answer your questions.

Tuesday, November 25, 2014, 5:30 p.m.
Shawnee Country Club
1700 Shawnee Road
Lima, OH 45805

Monday, December 1, 2014, 5:30 p.m.
Defiance College – Serrick Center,
Hubbard Room
701 North Clinton Street
Defiance, OH 43512

Tuesday, December 2, 2014, 5:30 p.m.
The Toledo Club
235 14th Street
Toledo, OH 43604

Monday, December 8, 2014, 5:30 p.m.
Hilton Columbus at Easton
3900 Chagrin Drive
Columbus, OH 43219

Tuesday, December 9, 2014, 5:30 p.m.
Parkview Field
1301 Ewing Street
Fort Wayne, IN 46802

FOR RESERVATIONS, PLEASE CALL:
SB Financial Group, Inc.
Offering Information Center
toll-free at (877) 860-2070,
From 10:00 a.m. to 4:00 p.m., Eastern Time,
Monday through Friday, except bank holidays.

An investment in the depositary shares is subject to investment risks, including possible loss of the principal invested. This is not an offer to sell or a solicitation of an offer to buy the depositary shares. The offer is made only by the prospectus. The depositary shares are not savings accounts, deposits or other obligations of any bank, thrift or other depositary institution and are not insured or guaranteed by the FDIC or any other governmental agency or instrumentality.

Mark Klein – President and CEO

Mark.Klein@YourStateBank.com

Anthony Cosentino – EVP and CFO

Tony.Cosentino@YourStateBank.com